Exhibit 99.1

BUILDING A STRONG GROWTH COMPANY CONTINUING THE MOMENTUM STATE STREET Investor and Analyst Forum February 5, 2008

Ronald E. Logue Chairman and Chief Executive Officer

1 Building a Strong Growth Company Achieving 2007 Goals Growing Faster Globally Reviewing Financials Setting 2008 Goals Agenda

2 This presentation contains forward-looking statements as defined by United States securities laws, including statements our financial goals and expectations, strategic objectives, financial and industry outlook and business environment, as well as about integration, cost savings and other results and benefits of our July 2007 acquisition of Investors Financial Services Corp. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing State Street’s expectations or beliefs as of any date subsequent to the date of this presentation. Important factors that may affect future results and outcomes include: State Street’s ability to integrate and convert acquisitions into its business, including the acquisition of Investors Financial Services Corp.; the level and volatility of interest rates, particularly in the U.S. and Europe; the performance and volatility of securities, currency and other markets in the U.S. and internationally; and economic conditions and monetary and other governmental actions designed to address those conditions; the liquidity of the US and European securities markets, particularly the markets f or fixed-income securities, including asset-backed commercial paper, and the liquidity requirements of State Street’s customers; the credit quality and credit agency ratings of the securities in State Sreet’s investment securities portfolio, a deterioration or downgrade of which could lead to other-than-temporary impairment of the respective securities and the recognition of an impairment loss; State Street’s ability to attract non-interest bearing deposits and other low-cost funds; the results of litigation and similar disputes and, in particular, the effect that any such results may have on the reputation of State Street Global Advisors (“SSgA”) and its ability to attract and retain customers; the possibility that the ultimate costs of the legal exposure associated with SSgA’s actively managed fixed-income strategies may exceed or be below the level of the related reserv e, in v iew of the uncertainties of the timing and outcome of litigation, and the amounts involved; and the possibility of further developments of the nature giving rise to the legal exposure associated with SSgA’s actively managed f ixed-income and other investment strategies; the performance of, and demand for, the investment products State Street offers; the competitive environment in which State Street operates; the enactment of legislation and changes in regulation and enforcement that impact State Street and its customers, as well as the effects of legal and regulatory proceedings, including litigation; State Street’s ability to continue to grow revenue, control expenses and attract the capital necessary to achieve its business goals and comply with regulatory requirements; State Street’s ability to manage systemic risks and control operating risks; trends in the globalization of investment activity and the growth on a worldwide basis in financial assets; trends in governmental and corporate pension plans and savings rates; changes in accounting standards and practices, including changes in the interpretation of existing standards, that impact State Street’s consolidated financial statements; and changes in tax legislation and in the interpretation of existing tax laws by U.S. and non-U.S. tax authorities that impact the amount of taxes due. Other important f actors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in State Street’s 2006 Annual Report on Form 10-K and its subsequent SEC filings, including its Current Report on Form 8-K filed on January 17, 2008. State Street encourages investors to read these filings, particularly the sections on Risk Factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this presentation speak only as of the date hereof, February 5, 2008, and State Street will not undertake efforts to revise those forward-looking statements to reflect events after this date. Reminder

ACHIEVING 2007 GOALS

4 Building a Strong Growth Company Achieving 2007 Goals 5-yr. CAGR = 17.5% 5-yr. CAGR = 17.3% $ % $ in billions 0 3 6 9 Revenue 0 2 4 6 8 10 12 14 16 18 ROE 0.00 1.00 2.00 3.00 4.00 5.00 EPS 2002 2003 2004 2005 2006 2007 Information reflects operating-basis financial information; refer to the description and reconciliation provided in the attached appendix.

5 Building a Strong Growth Company 41% 43% 39% 24% 30% 37% 20 25 30 35 40 45 2002 2003 2004 2005 2006 2007 *Pro Forma to reflect the acquisition of Investors Financial = 39% Achieving 2007 Goals – Key Tactics > Grow non-US revenue to be 50% of total company % Deutsche Effect IFIN Effect *Proforma 39%

6 137 5 -257 108 290 510 -300 0 300 600 2002 2003 2004 2005 2006 2007 Building a Strong Growth Company Achieving 2007 Goals – Key Tactics > Generate positive operating leverage on an annual basis Information reflects operating-basis financial information; refer to the description and reconciliation provided in the attached appendix. BPS

7 Building a Strong Growth Company Achieving 2007 Goals – Key Tactics 171 125 108 108 117 142 75 100 125 150 175 200 2002 2003 2004 2005 2006 2007 Net interest margin* > Actively manage the balance sheet BPS *Net interest margin presented on a fully tax-equivalent basis.

8 Building a Strong Growth Company Achieving 2007 Goals – Key Tactics 12% 19% 26% 31% 35% 36% 21.6% 24.1% 21.3% 16.9% 10% 4.2% 0 10 20 30 40 2002 2003 2004 2005 2006 2007* SSgA’s pre-tax margin SSgA as percent of total pre-tax income of company > Make SSgA a larger part of State Street *2007 information reflects operating-basis financial information; refer to the description and reconciliation prov ided in the attached appendix. %

9 Building a Strong Growth Company Achieving 2007 Goals – Key Tactics 130/30 Investment Strategies Pension Defeasance Servicing OTC Derivatives Servicing Private Equity > Market projected to grow to $1 trillion within 5 years* > SSgA is the recognized market leader with $12.8 billion under management as of 12/31/07 > UK passed legislation to allow companies to sell pension liabilities; more governments will follow > Solutions include both servicing and managing assets > Fastest growing area in financial services > Solutions include new technology platform, trade support, performance and analytics > Largest segment of alternatives market > Leverage IFIN and Palmeri acquisitions to provide full service administration with scaleable global platform *Source: Merrill Lynch > Invest in new product development

10 Building a Strong Growth Company $ in millions, except per share Achieving 2007 Goals – Investors Financial Update Progress as of 12/31/07 Target 2/05/07 $198 million $250–$270 million Merger and Integration Costs $(.06) $(.14) Operating EPS dilution (2007) $170 million* $345–$365 million Cost Savings Exceeding 90% Revenue Retention > Operating EPS in 2008 expected to be slightly accretive > Cost savings expected to be 80%–85% completed by 12/31/08 *Annualized

11 20.4% 19.6% 24.8% 33.8% State Street (ex IFIN) 19.7% 16.5% 16.7% 22.0% Northern Trust 13.1% 13.4% 17.9% 28.0% The Bank of New York Mellon** 17.7% 27.0% 32.1% 32.1% State Street ROE Expense Growth Revenue Growth EPS Growth Company* Building a Strong Growth Company *EPS growth based on First Call and company reports; Rev enue, expenses and ROE based on company reports. Information on State Street reflects operating-basis financial information; refer to the reconciliation provided in the attached appendix. **Pro-forma with Mellon as reported. Achieving 2007 Goals COMPETITIVE ANALYSIS (2007 vs. 2006)

GROWING FASTER GLOBALLY

13 26% 11% 4% $2.213B $.906B $.301B 9% 7% 8% $.412B $.282B $.371B – Europe – Asia Pacific – Other North America 24% 24% % Non-US 35% 41% % Non-US 12/31/07 12/31/02 Twelve months ended 4,546 $1.065B 9,506 Non-US Employees/ Employees $3.420B Non-US Revenue Building a Strong Growth Company Growing Faster Globally

14 Building a Strong Growth Company Source: Merrill Lynch, October, 2007, except STT reports in 2007 and 2008 and BK in 1/17/08 press release *Pro forma following Investors Financial acquisition = 39% Percentage of revenue that is non-US 31% N/A 41% 2007 51% 40% 40% STT 43%* 39% 37% STT By net income 18% 29% 26% 21% BK 35% 27% NTRS 30% 30% 2006 2005 2004 25% 21% 25% BK 26% NTRS By revenue Percentage of net income that is non-US Growing Faster Globally

15 11% 28% 22% 10% 3% 9% 14% 3% Sources: Allianz Global Investors, Asian Investor Magazine, Bank Negara Malaysia, Bank of Korea, Central Bank of the Republic of China (Taiwan), Central Provident Fund Board, Cerulli Associates, CIA World Fact Book, Employees Provident Fund (EPF) of Malaysia, Government Pension Fund (GPF) of Thailand, Hong Kong's Securities and Futures Commission, Hong Kong Monetary Authority, Investment and Financial Services Association (IFSA) of Australia, Investment Company Institute, Monetary Authority of Singapore, State Administration of Foreign Exchange, Watson Wyatt's Global Pension Assets Study 2007, and State Street estimates Pensions: $4.5T Government Related: $6.2T Collectives: $4.1T 17% 1% 68% 2% 5% 2% 2% 3% Japan Australia/ New Zealand Hong Kong South Korea Taiwan China Singapore Other Building a Strong Growth Company 1% 3% 43% 7% 7% 4% 25% 10% Growing Faster Globally: Asia-Pacific Region COLLECTIVE, PENSION AND GOVERNMENT MARKETS in 2007: $14.8 trillion

16 COLLECTIVE, PENSION AND GOVERNMENT MARKET GROWTH 2003–2007 CAGR: 16% STATE STREET REVENUE GROWTH 2003–2007 CAGR: 29% Building a Strong Growth Company Growing Faster Globally: Asia-Pacific Region $8.2T 2003 $328M 2003 $14.8T 2007 $906M 2007

17 Sources: Cerulli, Allianz, DWS, CEA, and State Street estimates. Luxembourg assets exclude German, Swedish and Swiss offshore assets which are reflected in the total for the respectiv e country. Building a Strong Growth Company Growing Faster Globally: Europe COLLECTIVE, PENSION AND INSURANCE MARKETS in 2007: $21.5 trillion Pensions: $5.4T Insurance: $8.2T Collectives: $7.9T UK Netherlands Germany Italy Switzerland France Luxembourg (offshore) Other 10% 1% 19% 9% 7% 22% 16% 16% 16% 6% 1% 10% 4% 20% 43% 30% 5% 19% 8% 5% 10% 23%

18 Building a Strong Growth Company STATE STREET REVENUE GROWTH 2003–2007 4-YEAR CAGR: 28% $14.5T 2003 $827M 2003 $21.5T 2007 $2.213B 2007 Growing Faster Globally: Europe COLLECTIVE, PENSION AND INSURANCE MARKET GROWTH 2003–2007 4-YEAR CAGR: 10%

19 $1,389 70% $427 22% $163 8% Building a Strong Growth Company $50 7% $76 10% $637 83% North America Europe/UK Asia/Pac 2002 2007 Distribution is determined by location where assets are being managed. $763 billion $1.979 trillion Growing Faster Globally: SSgA GEOGRAPHIC DISTRIBUTION OF ASSETS 2002 VS. 2007 (YEAR END)

Edward J. Resch Chief Financial Officer

REVIEWING FINANCIALS

22 Building a Strong Growth Company Agenda Balance Sheet Conduit Update Capital Structure Outlook for Net Interest Revenue and Net Interest Margin

BALANCE SHEET

24 Building a Strong Growth Company > Centralized treasury function in 2005 – Added significant talent – Invested in highly rated asset-backed securities and mortgage-backed securities to replace some of our treasuries, agencies and bank placements > Operating principles – Maintain high credit quality and small duration gap – Increase NIR and NIM – Repurchase shares to offset impact of employee compensation programs – Preserve State Street’s AA credit rating – Grow balance sheet based on growth in customer deposits – Maintain sufficient liquidity in volatile markets to protect capital flexibility MANAGEMENT PHILOSOPHY Balance Sheet

25 Building a Strong Growth Company Balance Sheet ASSETS (PERIOD END) Liquidity Investment Portfolio Loans All Other $41.7 44% $37.6 40% $4.6 5% $10.1 11% $15.8 11% $17.6 12% $34.5 24% $74.6 53% $94.0 billion $142.5 billion 12/31/04 12/31/07

26 Asset-backed securities Mortgage-backed securities Commercial mortgage-backed securities $26 billion $39 billion $10 billion Corporate bonds Municipals Treasuries Agency debentures Agency mortgages Small Business Administration loans Building a Strong Growth Company Balance Sheet ASSETS: INVESTMENT PORTFOLIO (PERIOD END 12/31/07) Government/Agency Structured Securities Unsecured Credit

27 Building a Strong Growth Company > 95% AAA / AA rated > Constructed to perform well through periods of economic weakness > Unrealized pre-tax AFS MTM = $(1.2)B at 12/31/07 > Assets selected using rigorous credit process > Performing as expected > Diversified by asset class and geography > Minimal downgrades 100.0% 1.0% 1.1% 2.9% 6.5% 88.5% $75.8 $0.9 $0.8 $2.2 $4.9 $67.0 2007 100.0% 1.1% 0.3% 3.3% 1.9% 93.4% $37.7 $0.5 $0.1 $1.2 $0.7 $35.2 2004 Total NR BBB A AA AAA $ in billions Balance Sheet INVESTMENT PORTFOLIO DETAIL (PERIOD END AT 12/31/04 AND 12/31/07) Amounts are expressed at book value and exclude AFS unrealized gains/losses

28 Building a Strong Growth Company Balance Sheet > Assets selected using a rigorous, independent credit process – First-lien mortgage pools – Performing within range of expectations > Well diversified by issue, geography and servicer > Seasoned portfolio: nearly half of our holdings were issued 2005 or earlier – 86% of 2006 issue is AAA rated – Weighted average life = 2.4 years – Expect portfolio to be about $4.8 billion by year end 2008 due to pay-downs – Stress scenarios do not yield an increase in expected loss > Credit enhancement of 40% which grows monthly with pay-downs ASSET-BACKED SECURITIES COLLATERALIZED BY SUB-PRIME MORTGAGES $6.2B (PERIOD END at 12/31/07)

29 Building a Strong Growth Company 3 0 0 0 Credit watch 0 0 0 0 Defaults 0 0 0 0 Downgrades $(511)M $(242)M $3M $(2)M Unrealized MTM gain/(loss)— pre-tax 39.8% 37.6% 35.8% 33.5% Credit enhancement 71% AAA 29% AA 73% AAA 27% AA 75% AAA 25% AA 77% AAA 23% AA Ratings $6.2B $6.6B $7.2B $8.0B Size of portfolio Q4 Q3 Q2 Q1 2007 Balance Sheet ASSET-BACKED SECURITIES COLLATERALIZED BY SUB-PRIME MORTGAGES (END OF PERIOD)

30 Building a Strong Growth Company > Philosophy: Assets are purchased based on an independent assessment of their underlying credit quality, not based on the insurance “wrap” provided > As a result, our exposure to “wraps” for protection is secondary and is relatively small > Diversified by monoline insurer > $2.3B provided to cover 4,202 issues – Municipal bonds: $1.849B (4,174 issues) – Sub-prime asset-backed securities: $36M (10 issues) – Home Equity Lines of Credit: $364M (18 issues) > If all securities were “unwrapped,” the 95% AAA/AA rating would become 92% AAA/AA rating Balance Sheet INVESTMENT PORTFOLIO—MONOLINE INSURANCE COVERAGE

31 Building a Strong Growth Company 100% 1.0% 1.1% 2.9% 6.5% 88.5% Credit quality 100% 1.6% 1.9% 4.8% 8.5% 83.2% Credit quality unwrapped Total NR BBB A AA AAA As of 12/31/07 INVESTMENT PORTFOLIO—MONOLINE INSURANCE COVERAGE Balance Sheet 91.7% Credit quality unwrapped 95.0% Credit quality AAA & AA Combined

CONDUIT UPDATE

33 Building a Strong Growth Company Conduit Update CHARACTERISTICS OF CONDUITS AS OF 12/31/07 > Business established in 1992 > State Street sponsors 4 conduits, totaling $28.8B (as of 12/31/07) – US (1) = $11.5B; rated A1/P1 – US/European (1) = $11.4B; rated A1/P1 – Australian (2) = $5.9B; one rated A1+ and one rated A1+/P1 > High-quality, well-diversified assets: primarily AAA/AA rated – Selected using rigorous credit process – Have never suffered a credit loss on any asset – No downgrades – No sub-prime assets – Conduits are performing well > Perceived by the market as a top-tier program – Spreads have come in since Q3 2007 – Weaker programs have exited the market

34 Building a Strong Growth Company > Conduits have $3.5B (12%) of securities that are wrapped by a diverse group of monoline insurers > 27 issues placed on credit watch, representing $758 million (2.6%) of assets; primarily due to wrap providers being put on watch 4 years 4 years 4 years 4 years Weighted average maturity of assets 20 days 15 days 22 days 20 days Weighted average maturity of CP 11.6 18.9 5.1 3.5 CP funding spread to indices (in bps) $28.8B $29.2B $28.8B $26.2B Total size of conduits $2M $730M $128M $271M ABCP on balance sheet $(530)M $(215)M $19M $13M Unrealized MTM gain/(loss) after-tax 1 27 1 1 1 Credit watch 0 0 0 0 Downgrades Q4 Q3 Q2 Q1 2007 Conduit Update CHARACTERISTICS OF CONDUITS (AT QUARTER END) 1 Pricing as disclosed in STT’s SEC filings.

CAPITAL STRUCTURE

36 Building a Strong Growth Company > Stated targets for State Street Corporation > 2008 targets – Maintain flexibility in challenging environment – Tier-1 Leverage — at or above top end of range (~6.00%) – TCE — at or around lower end of range (~4.25%) Capital Structure CAPITAL RATIOS 4.25%–4.75% TCE 5.25%–5.75% Tier-1 Leverage

37 Building a Strong Growth Company > Sources – $500M capital security issuance – Net earnings – Equity from employee compensation programs > Uses – Grow regulatory ratios to above target levels and build TCE ratio – Build capital to invest in opportunities for the business – Neutralize share dilution from impact of employee compensation programs – Target dividend payout ratio of approximately 20%–25% – Maximize flexibility in current market environment Capital Structure SOURCES AND USES OF CAPITAL IN 2008

38 Building a Strong Growth Company Pro forma 3.46% 3.49% N/A TCE 13.43% 12.70% 10.00% Total capital ratio 11.95% 11.22% 6.00% Tier-1 capital ratio 5.60% 5.26% N/A Tier-1 leverage ratio $500 APEX Issuance 12/31/07 Well-capitalized > Returns State Street to 9/30/07 levels > Issuance well received by the market > Offsets impact of Q4 charge and increases financial flexibility > Builds capital ratios > Non-dilutive > No impact on bank ratios Capital Structure CAPITAL RATIOS FOR STATE STREET CORPORATION: IMPACT OF ISSUANCE

OUTLOOK FOR NET INTEREST REVENUE AND NET INTEREST MARGIN

40 Building a Strong Growth Company > Absolute level of rates — US and non-US > Pace of change in rates — US and non-US > Shape of yield curve at short end (0–5 years) RECENT DEVELOPMENTS > Unexpected action by the US Fed > Pace of rate cuts faster than expected > Markets have changed significantly Outlook for Net Interest Revenue and Net Interest Margin SENSITIVITY

41 Building a Strong Growth Company > US – Fed Funds rate cuts to 2.50% during 2008 versus our previous outlook of 4.00% – Yield curve to remain positively sloped in 2008 – Credit spreads to narrow when markets stabilize > Non-US – Euro: ECB cuts 50 bps during 2008 to 3.50%, versus our previous outlook of 3.75% – GBP: BOE cuts 75 bps during 2008 to 4.75%, the same level as our previous outlook Outlook for Net Interest Revenue and Net Interest Margin NEW RATE ASSUMPTIONS

42 Building a Strong Growth Company > Balance sheet size to be about the same as Q4 2007 average > Favorable mix of liabilities continues > Moderation in growth of non-US transaction deposits > Potential compression in non-US deposit spreads with lower rates > Preserve liquidity positioning until market conditions improve > Maintain State Street AA rating Outlook for Net Interest Revenue and Net Interest Margin ASSUMPTIONS

43 Building a Strong Growth Company > Prepared for possibility of continuing market uncertainty > Comfortable with position of investment portfolio and conduits > Remain conservative and build capital > Revision in our 2008 outlook: Outlook for Net Interest Revenue and Net Interest Margin VIEW OF 2008 2.50% 4.00% FF Rate at Year End 1350 February 5 1500 January 3 S&P Average for the Year > Expect net interest margin to be in range of 2.00% to 2.10%

SUMMARY

45 Building a Strong Growth Company > Balance Sheet – Size of balance sheet to be about the same as the 4Q 2007 average – Duration gap of 2 to 4 months appropriate – Liquidity managed downward when market conditions improve – Rate of growth of non-US deposits to moderate & spreads to compress > Conduit performance strong — not currently expected to be consolidated > Capital – Strong capital structure enhanced by APEX issuance – Remain conservative in uncertain environment > Outlook for NIR and NIM – Expect 2008 to be between 2.00% and 2.10% 2008 FUTURE EXPECTATIONS Summary

SETTING 2008 GOALS

47 Building a Strong Growth Company Information reflects operating-basis financial information; refer to the reconciliation provided in the attached appendix. Setting 2008 Goals 2008 Goals Prudent Allocator of Capital A Top-line Revenue Generator A Consistent Earner Expect to achieve in the middle of the ranges OPERATING EPS GROWTH OF 10%–15% OPERATING REVENUE GROWTH OF 14%–17% OPERATING ROE OF 14%–17%

48 Building a Strong Growth Company Core Business Cross-sell 120 140 220 240 160 200 180 NIR Sustaining Momentum in 2008 Global Growth km/h New Product Development

APPENDIX

STATE STREET CORPORATION

RECONCILIATION OF REPORTED RESULTS TO OPERATING-BASIS RESULTS

State Street presents supplemental financial information on an “operating” basis in order to provide financial information that is comparable from period to period, and to present comparable financial trends with respect to its ongoing business operations.  Management believes that operating-basis financial information facilitates an investor’s understanding and analysis of State Street’s underlying performance and trends in addition to reported financial information, which is prepared in accordance with GAAP.

									CAGR
	Year Ended December 31, 2002				Year Ended December 31, 2007				2002
	Reported			Operating	Reported			Operating	vs
(Dollars in millions, except per share amounts)	Results	Adjustments		Results	Results	Adjustments		Results	2007
Total fee revenue	$2,850	$(161	)(2)	$2,689	$6,599			$6,599
Net interest revenue	979	46	(1)(2)	1,025	1,730	$58	(1)	1,788
Provision for loan losses	4	—		4	—	—		—

Gains on sales of available-for-sale investment securities, net	76	—		76	7	—		7
Gain on sale of Corporate Trust Business	495	(495)		—	—	58		—
Total revenue	4,396	(610)		3,786	8,336			8,394	17.26%

Total operating expenses	2,841	(100	)(2)	2,741	6,433	(665	)(3)	5,768
Income from continuing operations before income taxes	1,555	(510)		1,045	1,903	723		2,626
Income tax expense from continuing operations	540	(224)		316	642	257	(3)	899
Taxable-equivalent adjustment	—	61	(1)	61	—	58	(1)	58
Income from continuing operations	$1,015	$(347)		$668	$1,261	$408		$1,669

Diluted earnings per share from continuing operations	$3.10	$(1.06)		$2.04	$3.45	$1.12		$4.57	17.51

Return on equity from continuing operations	24.1%	(8.2)%		15.9%	13.4%	4.3%		17.7%

Reported results reflect State Street’s Consolidated Statement of Income prepared in accordance with accounting principles generally accepted in the United States.

(1)	Taxable-equivalent adjustment not included in reported results.
(2)	Certain revenue and operating expenses have been adjusted to exclude results prior to the divestiture of the Private Asset Management and Corporate Trust businesses and certain restructuring costs.
(3)

Represents merger and integration costs of $198 million, or $129 million after-tax, recorded in connection with the Investors Financial acquisition, completed in July 2007, and a net charge of $467million, or $279 million after-tax, associated with certain active fixed-income strategies at State Street Global Advisors.

STATE STREET CORPORATION

RECONCILIATION OF REPORTED RESULTS TO OPERATING-BASIS RESULTS

									% Change
	Year Ended December 31, 2001				Year Ended December 31, 2002				2001
	Reported			Operating	Reported			Operating	vs
(Dollars in millions, except per share amounts)	Results	Adjustments		Results	Results	Adjustments		Results	2002
Total fee revenue	$2,769	$(122	)(3)	$2,647	$2,850	$(161	)(2)	$2,689	1.59%
Net interest revenue	1,025	42	(1)(3)	1,067	979	46	(1)(2)	1,025	(3.94)
Provision for loan losses	10	—		10	4	—		4
Gains on sales of available-for-sale investment securities, net	43	—		43	76	—		76
Gain on sale of Private Asset Management Business	—	—		—	—	—		—
Gain on sale of Corporate Trust Business				—	495	(495)		—
Total revenue	3,827	(80)		3,747	4,396	(610)		3,786	1.04

Total operating expenses	2,897	(147	)(3)	2,750	2,841	(100	)(2)	2,741	(0.33)
Income from continuing operations before income taxes	930	67		997	1,555	(510)		1,045
Income tax expense from continuing operations	302	—		302	540	(224)		316
Taxable-equivalent adjustment	—	67	(1)	67	—	61	(1)	61
Income from continuing operations	$628	$—		$628	$1,015	$(347)		$668	6.37

Diluted earnings per share from continuing operations	$1.90	$(.01)		$1.89	$3.10	$(1.06)		$2.04	7.94

Return on equity from continuing operations	17.3%	—%		17.3%	24.1%	(8.2)%		15.9%

Reported results reflect State Street’s Consolidated Statement of Income prepared in accordance with accounting principles generally accepted in the United States.

(1)	Taxable-equivalent adjustment not included in reported results.
(2)	Certain revenue and operating expenses have been adjusted to exclude results prior to the divestiture of the Private Asset Management and Corporate Trust businesses and certain restructuring costs.
(3)

Certain revenue and operating expenses have been adjusted to exclude results prior to the divestiture of the Private Asset Management and Corporate Trust business, and the loss on the write-down of State Street’s total investment in Bridge Information Systems, Inc.

STATE STREET CORPORATION

RECONCILIATION OF REPORTED RESULTS TO OPERATING-BASIS RESULTS

									% Change
	Year Ended December 31, 2002				Year Ended December 31, 2003				2002
	Reported			Operating	Reported			Operating	vs
(Dollars in millions, except per share amounts)	Results	Adjustments		Results	Results	Adjustments		Results	2003
Total fee revenue	$2,850	$(161	)(2)	$2,689	$3,556	$(47	)(3)	$3,509	30.49%
Net interest revenue	979	46	(1)(2)	1,025	810	51	(1)	861	(16.00)
Provision for loan losses	4	—		4	—	—		—
Gains on sales of available-for-sale investment securities, net	76	—		76	23	—		23
Gain on sale of Private Asset Management Business	—	—		—	285	(285)		—
Gain on sale of Corporate Trust Business	495	(495)		—	60	(60)		—
Total revenue	4,396	(610)		3,786	4,734	(341)		4,393	16.03

Total operating expenses	2,841	(100	)(2)	2,741	3,622	(443	)(4)	3,179	15.98
Income from continuing operations before income taxes	1,555	(510)		1,045	1,112	102		1,214
Income tax expense from continuing operations	540	(224)		316	390	5		395
Taxable-equivalent adjustment	—	61	(1)	61	—	51	(1)	51
Income from continuing operations	$1,015	$(347)		$668	$722	$46		$768	14.97

Diluted earnings per share from continuing operations	$3.10	$(1.06)		$2.04	$2.15	$.14		$2.29	12.25

Return on equity from continuing operations	24.1%	(8.2)%		15.9%	13.9%	0.9%		14.8%

Reported results reflect State Street’s Consolidated Statement of Income prepared in accordance with accounting principles generally accepted in the United States.

(1)	Taxable-equivalent adjustment not included in reported results.
(2)	Certain revenue and operating expenses have been adjusted to exclude results prior to the divestiture of the Private Asset Management and Corporate Trust businesses and certain restructuring costs.
(3)	Represents $60 million of fee revenue from Private Asset Management business prior to divestiture net of loss of $13 million on the sale of certain real estate.
(4)

Represents merger and integration costs of $103 million related to the GSS acquisition, $37 million of expenses from Private Asset Management business prior to divestiture, $7 million of divestiture costs related to the sale of Private Asset Management business and $296 million of restructuring costs related to the voluntary separation program.

STATE STREET CORPORATION

RECONCILIATION OF REPORTED RESULTS TO OPERATING-BASIS RESULTS

									% Change
	Year Ended December 31, 2003				Year Ended December 31, 2004				2003
	Reported			Operating	Reported			Operating	vs
(Dollars in millions, except per share amounts)	Results	Adjustments		Results	Results	Adjustments		Results	2004
Total fee revenue	$3,556	$(47	)(2)	$3,509	$4,048			$4,048	15.36%
Net interest revenue	810	51	(1)	861	859	$45	(1)	904	4.99
Provision for loan losses	—	—		—	(18)	—		(18)

Gains on sales of available-for-sale investment securities, net	23	—		23	26	—		26
Gain on sale of Private Asset Management Business	285	(285)		—	—	—		—
Gain on sale of Corporate Trust Business	60	(60)		—	—	—		—
Total revenue	4,734	(341)		4,393	4,951	45		4,996	13.73

Total operating expenses	3,622	(443	)(3)	3,179	3,759	(62	)(4)	3,697	16.29
Income from continuing operations before income taxes	1,112	102		1,214	1,192	107		1,299
Income tax expense from continuing operations	390	5		395	394	21		415
Taxable-equivalent adjustment	—	51	(1)	51	—	45		45
Income from continuing operations	$722	$46		$768	$798	$41		$839	9.24

Diluted earnings per share from continuing operations	$2.15	$.14		$2.29	$2.35	$.12		$2.47	7.86

Return on equity from continuing operations	13.9%	0.9%		14.8%	13.3%	0.7%		14.0%

Reported results reflect State Street’s Consolidated Statement of Income prepared in accordance with accounting principles generally accepted in the United States.

(1)	Taxable-equivalent adjustment not included in reported results.
(2)	Represents $60 million of fee revenue from Private Asset Management business prior to divestiture net of loss of $13 million on the sale of certain real estate.
(3)

Represents merger and integration costs of $103 million related to the GSS acquisition, $37 million of expenses from Private Asset Management business prior to divestiture, $7 million of divestiture costs related to the sale of Private Asset Management business and $296 million of restructuring costs related to the voluntary separation program.

(4)	Represents merger and integration costs of $62 million, or $41 million after-tax, recorded in connection with the Global Securities Services acquisition.

STATE STREET CORPORATION

RECONCILIATION OF REPORTED RESULTS TO OPERATING-BASIS RESULTS

									% Change
	Year Ended December 31, 2004				Year Ended December 31, 2005				2004
	Reported			Operating	Reported			Operating	vs
(Dollars in millions, except per share amounts)	Results	Adjustments		Results	Results	Adjustments		Results	2005
Total fee revenue	$4,048			$4,048	$4,551			$4,551	12.43%
Net interest revenue	859	$45	(1)	904	907	$42	(1)	949	4.98
Provision for loan losses	(18)	—		(18)	—	—		—
Gains (Losses) on sales of available-for-sale investment securities, net	26	—		26	(1)	—		(1)
Gain on sale of Private Asset Management Business	—	—		—	16	—		16
Total revenue	4,951	45		4,996	5,473	42		5,515	10.39

Total operating expenses	3,759	(62	)(2)	3,697	4,041	—		4,041	9.30
Income from continuing operations before income taxes	1,192	107		1,299	1,432	42		1,474
Income tax expense from continuing operations	394	21		415	487	—		487
Taxable-equivalent adjustment	—	45	(1)	45	—	42	(1)	42
Income from continuing operations	$798	$41		$839	$945	$—		$945	12.63

Diluted earnings per share from continuing operations	$2.35	$.12		$2.47	$2.82	$—		$2.82	14.17

Return on equity from continuing operations	13.3%	0.7%		14.0%	15.3%	—		15.3%

Reported results reflect State Street’s Consolidated Statement of Income prepared in accordance with accounting principles generally accepted in the United States.

(1)	Taxable-equivalent adjustment not included in reported results.
(2)	Represents merger and integration costs of $62 million, or $41 million after-tax, recorded in connection with the Global Securities Services acquisition.

STATE STREET CORPORATION

RECONCILIATION OF REPORTED RESULTS TO OPERATING-BASIS RESULTS

									% Change
	Year Ended December 31, 2005				Year Ended December 31, 2006				2005
	Reported			Operating	Reported			Operating	vs
(Dollars in millions, except per share amounts)	Results	Adjustments		Results	Results	Adjustments		Results	2006
Total fee revenue	$4,551			$4,551	$5,186			$5,186	13.95%
Net interest revenue	907	$42	(1)	949	1,110	$45	(1)	1,155	21.71
Gains (Losses) on sales of available-for-sale investment securities, net	(1)	—		(1)	15	—		15
Gain on sale of Private Asset Management Business	16	—		16	—	—		—
Total revenue	5,473	42		5,515	6,311	45		6,356	15.25

Total operating expenses	4,041	—		4,041	4,540	—		4,540	12.35
Income from continuing operations before income taxes	1,432	42		1,474	1,771	45		1,816
Income tax expense from continuing operations	487	—		487	675	(65	)(2)	610
Taxable-equivalent adjustment	—	42	(1)	42	—	45	(1)	45
Income from continuing operations	$945	$—		$945	$1,096	$65		$1,161	22.86

Diluted earnings per share from continuing operations	$2.82	$—		$2.82	$3.26	$.20		$3.46	22.70

Return on equity from continuing operations	15.3%	—		15.3%	16.2%	0.9%		17.1%

Reported results reflect State Street’s Consolidated Statement of Income prepared in accordance with accounting principles generally accepted in the United States.

(1)	Taxable-equivalent adjustment not included in reported results.
(2)	Represents $65 million of additional income tax expense primarily associated with federal tax legislation and leveraged leases.

STATE STREET CORPORATION

RECONCILIATION OF REPORTED RESULTS TO OPERATING-BASIS RESULTS

									% Change
	Year Ended December 31, 2006				Year Ended December 31, 2007				2006
	Reported			Operating	Reported			Operating	vs
(Dollars in millions, except per share amounts)	Results	Adjustments		Results	Results	Adjustments		Results	2007
Total fee revenue	$5,186			$5,186	$6,599			$6,599	27.25%
Net interest revenue	1,110	$45	(1)	1,155	1,730	$58	(1)	1,788	54.81

Gains on sales of available-for-sale investment securities, net	15	—		15	7	—		7
Total revenue	6,311	45		6,356	8,336	58		8,394	32.06

Total operating expenses	4,540	—		4,540	6,433	(665	)(3)	5,768	27.05
Income from continuing operations before income taxes	1,771	45		1,816	1,903	723		2,626
Income tax expense from continuing operations	675	(65	)(2)	610	642	257	(3)	899
Taxable-equivalent adjustment	—	45	(1)	45	—	58	(1)	58
Income from continuing operations	$1,096	$65		$1,161	$1,261	$408		$1,669	43.76

Diluted earnings per share from continuing operations	$3.26	$.20		$3.46	$3.45	$1.12		$4.57	32.08

Return on equity from continuing operations	16.2%	0.9%		17.1%	13.4%	4.3%		17.7%

Reported results reflect State Street’s Consolidated Statement of Income prepared in accordance with accounting principles generally accepted in the United States.

(1)	Taxable-equivalent adjustment not included in reported results.
(2)	Represents $65 million of additional income tax expense primarily associated with tax legislation and leveraged leases.
(3)

Represents merger and integration costs of $198 million, or $129 million after-tax, recorded in connection with the Investors Financial acquisition, completed in July 2007, and a net charge of $467million or $279 million after-tax, associated with certain active fixed-income strategies at State Street Global Advisors.

STATE STREET CORPORATION

RECONCILIATION OF REPORTED RESULTS TO OPERATING-BASIS RESULTS

	Investment Management
	Year Ended December 31, 2007
	Reported			Operating
(Dollars in millions)	Results	Adjustments		Results
Total fee revenue	$1,379	—		$1,379
Net interest revenue	157			157
Total revenue	1,536	—		1,536

Operating Expenses	981			981
Special Charge	514	$(514	)(1)	—
Total operating expenses	1,495	(514)		981

Income before income tax expense	$41	$514		$555

Pre-tax margin	2.7%			36.0%

Consolidated income before income tax expense	$1,903	$665	(2)	$2,568

Percent of consolidated total pre-tax income	2.2%			21.6%

Reported results reflect State Street’s Consolidated Statement of Income prepared in accordance with accounting principles generally accepted in the United States.

(1)	Reflects net charge allocated to Investment Management associated with certain active fixed income strategies at Global Advisors.
(2)

Represents merger and integration costs of $198 million, recorded in connection with the Investors Financial acquisition, completed in July 2007, and a net charge of $467 million associated with certain active fixed-income strategies at State Street Global Advisors.